                                POWER OF ATTORNEY

   The undersigned Trustees and officers, as indicated respectively below, of BT
Investment  Funds,  BT  Institutional  Funds,  BT Pyramid  Mutual Funds,  and BT
Advisor Funds (each, a "Trust") and Cash  Management  Portfolio,  Treasury Money
Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio,  International
Equity  Portfolio,  Equity  500 Index  Portfolio,  Asset  Management  Portfolio,
Capital  Appreciation  Portfolio,   Intermediate  Tax  Free  Portfolio,  and  BT
Investment  Portfolios  (each, a "Portfolio  Trust") each hereby  constitute and appoint the Secretary, each Assistant Secretary and each authorized signatory of each  Trust  and  each  Portfolio  Trust,  each  of them  with  full  powers  of substitution,  as his true and lawful  attorney-in-fact  and agent to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, and all other documents, filed by a Trust or a Portfolio Trust with the Securities and Exchange Commission (the
"SEC") under the Investment Company Act of 1940, as amended, and (as applicable)
the Securities Act of 1933, as amended,  and any and all instruments  which such attorneys and agents,  or any of them, deem necessary or advisable to enable the
Trust or Portfolio  Trust to comply with such Acts, the rules,  regulations  and requirements  of the SEC,  and the  securities  or Blue Sky laws of any state or other  jurisdiction  and to file the same,  with all exhibits  thereto and other documents in connection  therewith,  with the SEC and such other  jurisdictions, and the  undersigned  each hereby ratify and confirm as his own act and deed any and all acts that such attorneys and agents,  or any of them,  shall do or cause to be done by virtue  hereof.  Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. The undersigned each hereby revoke any Powers of Attorney previously granted with respect to any Trust or Portfolio
Trust concerning the filings and actions described herein.

   IN WITNESS  WHEREOF,  each of the undersigned has hereunto set his hand as of the 4th day of December, 2001.

SIGNATURES                             TITLE

RICHARD T. HALE                        Trustee and President of each
-----------------------------------    Trust and Portfolio Trust
Richard T. Hale

CHARLES A. RIZZO                       Treasurer (Principal Financial
-----------------------------------    and Accounting Officer) of
Charles A. Rizzo                       each Trust and Portfolio Trust

CHARLES P. BIGGAR                      Trustee of each Trust and Portfolio Trust
-----------------------------------
Charles P. Biggar

S. LELAND DILL                         Trustee of each Trust and Portfolio Trust
-----------------------------------
S. Leland Dill

RICHARD J. HERRING                     Trustee of each Trust and Portfolio Trust
-----------------------------------
Richard J. Herring

BRUCE E. LANGTON                       Trustee of each Trust and Portfolio Trust
-----------------------------------
Bruce E. Langton

MARTIN J. GRUBER                       Trustee of each Trust and Portfolio Trust
-----------------------------------
Martin J. Gruber

PHILIP SAUNDERS, JR.                   Trustee of each Trust and Portfolio Trust
-----------------------------------
Philip Saunders, Jr.

HARRY VAN BENSCHOTEN                   Trustee of each Trust and Portfolio Trust
-----------------------------------
Harry Van Benschoten